UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2017 (November 28, 2017)
BREITBURN ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)
Commission File Number: 001-33055

Delaware	74-3169953
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
(Address of principal executive offices, including zip code)
(213) 225-5900
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company []
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Explanatory Note
On December 4, 2017, Breitburn Energy Partners LP filed a Current Report on Form 8-K (the “Original Filing”) in connection with it entering into amendments to each of the Amended and Restated Restructuring Support Agreement and Amended and Restated Backstop Commitment Agreement. This Current Report on Form 8-K/A amends the Original Filing to insert the correct signature page thereto, which was inadvertently omitted therefrom. A copy of that signature page is attached as Exhibit 99.4. Except for the filing of such signature page, this Form 8-K/A does not modify or update the Original Filing, including the exhibits thereto, in any respect.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.4    Signature page to Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 4, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Date: December 5, 2017	By:	/s/ Gregory C. Brown
Gregory C. Brown
Executive Vice President, General Counsel and Chief Administrative Officer